CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Independent Auditors" in the Prospectus and to the use of our report dated March 25, 2003, with respect to the financial statement of the Excelsior Buyout Investors, LLC included in this Pre-Effective Amendment No. 2 to the Registration Statement (Form N-2, Registration No. 333-102578).



                                                   ERNST & YOUNG LLP

Boston, Massachusetts
March 25, 2003